Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Best Energy Services, Inc. (the “Company”) for the quarter ended October 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Harrington, as Chief Executive Officer and Principal Accounting Officer of the Company, certify, pursuant to and solely for the purpose of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Mark Harrington
Mark Harrington
Chief Executive Officer and Principal Accounting Officer
December 22, 2008